UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2014

TIME WARNER CABLE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Columbus Circle New York, New York	10023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 364-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On February 12, 2014, Time Warner Cable Inc., a Delaware corporation (“TWC”), Comcast Corporation, a Pennsylvania corporation (“Comcast”), and Tango Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Comcast (“Merger Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Subsidiary will merge with and into TWC (the “Merger”), with TWC surviving as a wholly owned subsidiary of Comcast.

Upon the consummation of the Merger, each share of TWC common stock (other than treasury shares held by TWC and any shares of TWC common stock owned by Comcast) will be converted into the right to receive 2.8750 shares of Comcast Class A Common Stock (the “Merger Consideration”). No fractional shares of Comcast Class A Common Stock will be issued in the Merger, and TWC’s stockholders will receive cash in lieu of any fractional shares.

TWC stock options and other equity awards will generally convert upon consummation of the Merger into stock options and equity awards with respect to Comcast Class A Common Stock, after giving effect to the 2.8750 exchange ratio. However, in the case of (i) any restricted stock units held by current or former non-employee directors of TWC; and (ii) any options or restricted stock units held by former employees of TWC, such options or restricted stock units will be cancelled and converted into the right to receive cash from TWC in an amount equal to the number of shares of stock that such options or restricted stock units would have converted into after giving effect to the 2.8750 exchange ratio multiplied by the closing sale price of Comcast Class A Common Stock on the trading day immediately prior to the consummation of the Merger and, in the case of options, minus the aggregate exercise price of such option.

TWC and Comcast each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each of TWC and Comcast to, subject to certain exceptions, conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger. Each of TWC and Comcast are permitted to pay regular quarterly cash dividends.

The obligation of the parties to consummate the Merger is subject to customary closing conditions, including, among other things, (i) the approval and adoption of the Merger Agreement by TWC’s stockholders; (ii) the approval by Comcast’s shareholders of the issuance of Comcast Class A Common Stock in the Merger (the “Stock Issuance”); (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iv) the receipt of applicable regulatory approvals, from the Federal Communications Commission and local franchising authorities; (v) the absence of legal restraints and prohibitions; and (vi) the effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission and the approval of the listing on the NASDAQ of the Comcast Class A Common Stock to be issued in the Merger. Comcast’s obligation is further subject to the satisfaction of certain regulatory conditions without the imposition of burdensome conditions or actions as more fully described in the Merger Agreement. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its material obligations under the Merger Agreement and the other party having not suffered a material adverse effect.

The Merger Agreement requires each of TWC and Comcast to call and hold special shareholder meetings and, subject to certain exceptions, requires TWC’s board of directors to recommend that TWC’s stockholders approve and adopt the Merger Agreement. Prior to the approval and adoption of the Merger Agreement by TWC’s stockholders, TWC’s board of directors may, upon receipt of a Company Superior Proposal (as defined in the Merger Agreement) and in certain other circumstances, change its recommendation that TWC’s stockholders approve and adopt the Merger Agreement, subject to complying with notice and other specified conditions, including giving Comcast the opportunity to propose changes to the Merger Agreement in response to such Company Superior Proposal or other circumstances. If TWC’s board of directors changes its recommendation that TWC’s stockholders approve and adopt the Merger Agreement, Comcast may terminate the Merger Agreement. Unless Comcast terminates the Merger Agreement, TWC would remain obligated to call and hold the special meeting and does not have the right to terminate the merger agreement in connection with such a change of recommendation.

The Merger Agreement contains certain other termination rights for each of TWC and Comcast, including the right of each party to terminate the Merger Agreement if the Merger has not been consummated by the “end date” of February 12, 2015, subject to each party’s right to extend the end date for an additional six months if all closing conditions (other than receipt of antitrust and other specified regulatory approvals) have been satisfied by February 12, 2015.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

A copy of the Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about TWC, Comcast or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to the Merger Agreement; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of TWC, Comcast or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in TWC’s or Comcast’s public disclosures.

Voting Agreement

On February 12, 2014, concurrently with the execution of the Merger Agreement, TWC entered into a voting agreement (the “Voting Agreement”) with Brian L. Roberts and certain family trusts and investment vehicles (collectively, the “Principal Stockholders”) which, together, hold approximately 471,435.749 shares of Comcast Class A Common Stock and 9,444,375 shares of Comcast Class B Common Stock. Pursuant to the Voting Agreement, each Principal Stockholder agreed, among other things, to vote all of its shares in favor of the Stock Issuance, and against any actions that would impede the consummation of the Merger. In addition, pursuant to the Voting Agreement, immediately after the execution of the Merger Agreement, each Principal Stockholder that is the holder of Comcast Class B Common Stock executed a written consent in favor of the Stock Issuance for purposes of the separate approval rights held by holders of Comcast Class B Common Stock pursuant to the Amended and Restated Articles of Incorporation of Comcast.

The Principal Stockholders further agreed, subject to certain exceptions, not to transfer or convert their shares of Comcast Class B Common Stock during the term of the Voting Agreement.

The Voting Agreement will terminate upon the earlier of (i) the consummation of the Merger; (ii) the termination of the Merger Agreement in accordance with its terms; and (iii) the date on which the Merger Agreement is modified, amended or supplemented, or any waiver is granted thereunder, which has not been consented to by Brian L. Roberts or holders of a majority of the Class B Common Stock and would (A) increase the Exchange Ratio, (B) change the form of Merger Consideration or (C) otherwise amend certain provisions of the Merger Agreement in a manner materially adverse to investors.

The foregoing description of the Voting Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

Item 8.01.	Other Events.

A copy of the joint press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Information For Investors And Shareholders

In connection with the proposed transaction between Comcast and TWC, Comcast and TWC will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Comcast registration statement on Form S-4 that will include a joint proxy statement of Comcast and TWC that also constitutes a prospectus of Comcast, and a definitive joint proxy statement/prospectus will be mailed to shareholders of Comcast and TWC. INVESTORS AND SECURITY HOLDERS OF COMCAST AND TWC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Comcast or TWC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Comcast will be available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. Copies of the documents filed with the SEC by TWC will be available free of charge on TWC’s website at http://ir.timewarnercable.com or by contacting TWC’s Investor Relations Department at 877-446-3689.

Comcast, TWC, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of TWC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 15, 2013, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 4, 2013, and its Current Reports on Form 8-K filed with the SEC on April 30, 2013, July 29, 2013 and December 6, 2013. Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 12, 2014, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 5, 2013, and its Current Reports on Form 8-K filed with the SEC on July 24, 2013 and August 16, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of TWC by Comcast, including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding Comcast’s and TWC’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the

Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; Comcast’s ability to achieve the synergies and value creation contemplated by the proposed transaction; Comcast’s ability to promptly, efficiently and effectively integrate TWC’s operations into those of Comcast; and the diversion of management time on transaction-related issues. Additional information concerning these and other factors can be found in Comcast’s and TWC’s respective filings with the SEC, including Comcast’s and TWC’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Comcast and TWC assume no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of February 12, 2014, by and between Time Warner Cable Inc., Comcast Corporation and Tango Acquisition Sub, Inc.*

2.2	Voting Agreement dated as of February 12, 2014 among Time Warner Cable Inc., Brian L. Roberts, BRCC Holdings LLC, Irrevocable Deed of Trust of Brian L. Roberts for Children and Other Issue dated June 10, 1998 and Irrevocable Deed of Trust of Ralph J. Roberts for Brian L. Roberts and Other Beneficiaries dated May 11, 1993.*

99.1	Joint Press Release, dated February 13, 2014, announcing entry by Time Warner Cable Inc. into a merger agreement, dated February 12, 2014, with Comcast Corporation.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Time Warner Cable Inc. agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Time Warner Cable Inc. may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

BY:	/s/ Marc Lawrence-Apfelbaum
Name: Marc Lawrence-Apfelbaum Title: Executive Vice President, General Counsel and Secretary

Date: February 13, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of February 12, 2014, by and between Time Warner Inc., Comcast Corporation and Tango Acquisition Sub, Inc.*

2.2	Voting Agreement dated as of February 12, 2014 among Time Warner Cable Inc., Brian L. Roberts, BRCC Holdings LLC, Irrevocable Deed of Trust of Brian L. Roberts for Children and Other Issue dated June 10, 1998 and Irrevocable Deed of Trust of Ralph J. Roberts for Brian L. Roberts and Other Beneficiaries dated May 11, 1993.*

99.1	Joint Press Release, dated February 13, 2014, announcing entry by Time Warner Cable Inc. into a merger agreement, dated February 12, 2014, with Comcast Corporation.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Time Warner Cable Inc. agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Time Warner Cable Inc. may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.